                                                                    EXHIBIT 20.1



                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 20, 2004
                                    Class A-1



Original Principal Balance                                                                240,000,000.00



                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS               BALANCE
              Principal Amount of Notes as of Prior Distribution Date                               0.00                   0.000000

              Principal Amount of Notes as of Current Distribution Date                             0.00                   0.000000

                                         Pool Factor                                            0.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                        0.000000
              Plus: Prior Principal Carryover                                  0.00                                        0.000000
                                                                   -----------------
              Total Principal Distributable Amount                             0.00                                        0.000000

              Principal Distribution Amount                                    0.00                                        0.000000
                                                                   -----------------

              Current Principal Carryover                                                           0.00                   0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                       0.00                                        0.000000
              Plus: Prior Interest Carryover                                   0.00                                        0.000000
                                                                   -----------------
              Total Interest Distributable Amount                              0.00                                        0.000000

              Interest Distribution Amount                                     0.00                                        0.000000
                                                                   -----------------

              Current Interest Carryover                                                            0.00                   0.000000


                                                                                                                      PER $1000
                                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                             ORIG PRIN BAL

              Aggregate Principal Balance                          1,207,829,268.17

              Overcollateralization Amount                            67,222,652.05

              Servicing Fee                                            1,306,432.00                                        0.870955

              Spread Account                                          12,078,292.68
              Net Change in Spread Account                              (463,453.86)

              Net Collections                                         55,840,672.43

              Aggregate Principal Balance of Delinquent Contracts      5,187,961.64

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 20, 2004
                                    Class A-2




Original Principal Balance                                                                515,000,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS              BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     470,344,003.67                913.289328

              Principal Amount of Notes as of Current Distribution Date                   423,746,226.73                822.808207

                                         Pool Factor                                            0.822808

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount             46,597,776.94                                      90.481120
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                    46,597,776.94                                      90.481120

              Principal Distribution Amount                           46,597,776.94                                      90.481120
                                                                   -----------------

              Current Principal Carryover                                                           0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 795,665.27                                       1.544981
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                        795,665.27                                       1.544981

              Interest Distribution Amount                               795,665.27                                       1.544981
                                                                   -----------------

              Current Interest Carryover                                                            0.00                  0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,207,829,268.17

              Overcollateralization Amount                            67,222,652.05

              Servicing Fee                                            1,306,432.00                                       0.870955

              Spread Account                                          12,078,292.68
              Net Change in Spread Account                              (463,453.86)

              Net Collections                                         55,840,672.43

              Aggregate Principal Balance of Delinquent Contracts      5,187,961.64

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 20, 2004
                                    Class A-3



Original Principal Balance                                                                210,000,000.00



                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS               BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     210,000,000.00                1000.000000

              Principal Amount of Notes as of Current Distribution Date                   210,000,000.00                1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                        0.000000
              Plus: Prior Principal Carryover                                  0.00                                        0.000000
                                                                   -----------------
              Total Principal Distributable Amount                             0.00                                        0.000000

              Principal Distribution Amount                                    0.00                                        0.000000
                                                                   -----------------

              Current Principal Carryover                                                           0.00                   0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 498,750.00                                        2.375000
              Plus: Prior Interest Carryover                                   0.00                                        0.000000
                                                                   -----------------
              Total Interest Distributable Amount                        498,750.00                                        2.375000

              Interest Distribution Amount                               498,750.00                                        2.375000
                                                                   -----------------

              Current Interest Carryover                                                            0.00                   0.000000


                                                                                                                      PER $1000
                                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                             ORIG PRIN BAL

              Aggregate Principal Balance                          1,207,829,268.17

              Overcollateralization Amount                            67,222,652.05

              Servicing Fee                                            1,306,432.00                                        0.870955

              Spread Account                                          12,078,292.68
              Net Change in Spread Account                              (463,453.86)

              Net Collections                                         55,840,672.43

              Aggregate Principal Balance of Delinquent Contracts      5,187,961.64

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 20, 2004
                                    Class A-4




Original Principal Balance                                                                343,750,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS              BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     343,750,000.00               1000.000000

              Principal Amount of Notes as of Current Distribution Date                   343,750,000.00               1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                       0.000000
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                             0.00                                       0.000000

              Principal Distribution Amount                                    0.00                                       0.000000
                                                                   -----------------

              Current Principal Carryover                                                           0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount               1,014,062.50                                       2.950000
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                      1,014,062.50                                       2.950000

              Interest Distribution Amount                             1,014,062.50                                       2.950000
                                                                   -----------------

              Current Interest Carryover                                                            0.00                  0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,207,829,268.17

              Overcollateralization Amount                            67,222,652.05

              Servicing Fee                                            1,306,432.00                                       0.870955

              Spread Account                                          12,078,292.68
              Net Change in Spread Account                              (463,453.86)

              Net Collections                                         55,840,672.43

              Aggregate Principal Balance of Delinquent Contracts      5,187,961.64

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 20, 2004
                                    Class B-1



Original Principal Balance                                                                 56,250,000.00



                                                                                                                      PER $1000
                                                                                                                      ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS               BALANCE
              Principal Amount of Notes as of Prior Distribution Date                      56,250,000.00                1000.000000

              Principal Amount of Notes as of Current Distribution Date                    50,610,389.39                 899.740256

                                         Pool Factor                                            0.899740

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount              5,639,610.61                                      100.259744
              Plus: Prior Principal Carryover                                  0.00                                        0.000000
                                                                   -----------------
              Total Principal Distributable Amount                     5,639,610.61                                      100.259744

              Principal Distribution Amount                            5,639,610.61                                      100.259744
                                                                   -----------------

              Current Principal Carryover                                                           0.00                   0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 143,906.25                                        2.558333
              Plus: Prior Interest Carryover                                   0.00                                        0.000000
                                                                   -----------------
              Total Interest Distributable Amount                        143,906.25                                        2.558333

              Interest Distribution Amount                               143,906.25                                        2.558333
                                                                   -----------------

              Current Interest Carryover                                                            0.00                   0.000000


                                                                                                                      PER $1000
                                                                                                                      AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                             ORIG PRIN BAL

              Aggregate Principal Balance                          1,207,829,268.17

              Overcollateralization Amount                            67,222,652.05

              Servicing Fee                                            1,306,432.00                                        0.870955

              Spread Account                                          12,078,292.68
              Net Change in Spread Account                              (463,453.86)

              Net Collections                                         55,840,672.43

              Aggregate Principal Balance of Delinquent Contracts      5,187,961.64

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 20, 2004
                                    Class C-1



Original Principal Balance                                                                 63,750,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS              BALANCE
              Principal Amount of Notes as of Prior Distribution Date                      63,750,000.00               1000.000000

              Principal Amount of Notes as of Current Distribution Date                    63,750,000.00               1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                       0.000000
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                             0.00                                       0.000000

              Principal Distribution Amount                                    0.00                                       0.000000
                                                                   -----------------

              Current Principal Carryover                                                           0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 170,000.00                                       2.666667
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                        170,000.00                                       2.666667

              Interest Distribution Amount                               170,000.00                                       2.666667
                                                                   -----------------

              Current Interest Carryover                                                            0.00                  0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,207,829,268.17

              Overcollateralization Amount                            67,222,652.05

              Servicing Fee                                            1,306,432.00                                       0.870955

              Spread Account                                          12,078,292.68
              Net Change in Spread Account                              (463,453.86)

              Net Collections                                         55,840,672.43

              Aggregate Principal Balance of Delinquent Contracts      5,187,961.64

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-2 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 20, 2004
                                    Class D-1




Original Principal Balance                                                                 48,750,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS              BALANCE
              Principal Amount of Notes as of Prior Distribution Date                      48,750,000.00               1000.000000

              Principal Amount of Notes as of Current Distribution Date                    48,750,000.00               1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                       0.000000
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                             0.00                                       0.000000

              Principal Distribution Amount                                    0.00                                       0.000000
                                                                   -----------------

              Current Principal Carryover                                                           0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 153,156.25                                       3.141667
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                        153,156.25                                       3.141667

              Interest Distribution Amount                               153,156.25                                       3.141667
                                                                   -----------------

              Current Interest Carryover                                                            0.00                  0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,207,829,268.17

              Overcollateralization Amount                            67,222,652.05

              Servicing Fee                                            1,306,432.00                                       0.870955

              Spread Account                                          12,078,292.68
              Net Change in Spread Account                              (463,453.86)

              Net Collections                                         55,840,672.43

              Aggregate Principal Balance of Delinquent Contracts      5,187,961.64

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================